COLUMBUS MCKINNON CORPORATION
                          EMPLOYEE STOCK OWNERSHIP PLAN

                  AMENDMENT NO. 11 OF THE 1989 PLAN RESTATEMENT


                  Columbus McKinnon Corporation (the "Company") hereby amends the Columbus McKinnon Corporation Employee Stock Ownership Plan (the "Plan"), as amended and restated in its entirety effective April 1, 1989, and as further amended by Amendment Nos. 1 through 10, as permitted under Section 11.1 of the Plan, as follows:

1. Section 7.9, entitled "Required Minimum Distributions", is amended effective January 1, 2003 to read as follows:


"7.9     REQUIRED MINIMUM DISTRIBUTIONS.

         (A)      GENERAL RULES

                  (1) EFFECTIVE DATE. THE PROVISIONS OF THIS SECTION 7.9 SHALL APPLY FOR PURPOSES OF DETERMINING REQUIRED MINIMUM DISTRIBUTIONS FOR CALENDAR YEARS BEGINNING WITH THE 2003 CALENDAR YEAR.

                  (2) PRECEDENCE. THE REQUIREMENTS OF THIS SECTION 7.9 SHALL TAKE PRECEDENCE OVER ANY INCONSISTENT PROVISIONS OF THE PLAN.

                  (3) REQUIREMENTS OF TREASURY REGULATIONS INCORPORATED. ALL DISTRIBUTIONS REQUIRED UNDER THIS SECTION 7.9 SHALL BE DETERMINED AND MADE IN ACCORDANCE WITH THE TREASURY REGULATIONS UNDER SECTION 401(A)(9) OF THE INTERNAL REVENUE CODE.

                  (4) THIS SECTION DOES NOT GRANT RIGHTS. THE PROVISIONS OF THIS
         SECTION 7.9 ARE INCLUDED IN THE PLAN AS LIMITATIONS REQUIRED BY THE CODE, AND NO PROVISION HEREOF SHALL BE CONSTRUED TO EXPAND THE AVAILABILITY OF FORMS OF DISTRIBUTION, WHICH SHALL BE DETERMINED EXCLUSIVELY UNDER SECTION 7.2.

         (B)      TIME AND MANNER OF DISTRIBUTION.

                  (1) REQUIRED BEGINNING DATE. THE PARTICIPANT'S ENTIRE INTEREST SHALL BE DISTRIBUTED, OR BEGIN TO BE DISTRIBUTED, TO THE PARTICIPANT NO LATER THAN THE PARTICIPANT'S REQUIRED BEGINNING DATE.

                  (2) DEATH OF PARTICIPANT BEFORE DISTRIBUTIONS BEGIN. IF THE PARTICIPANT DIES BEFORE DISTRIBUTIONS BEGIN, THE PARTICIPANT'S ENTIRE INTEREST SHALL BE DISTRIBUTED, OR BEGIN TO BE DISTRIBUTED, NO LATER THAN AS FOLLOWS:















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                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                            Page 2 of  Amendment No. 11 of 1989 Plan Restatement


                           (A) IF THE PARTICIPANT'S SURVIVING SPOUSE IS THE PARTICIPANT'S SOLE DESIGNATED BENEFICIARY, THEN DISTRIBUTIONS TO THE SURVIVING SPOUSE SHALL BEGIN BY DECEMBER 31 OF THE CALENDAR YEAR IMMEDIATELY FOLLOWING THE CALENDAR YEAR IN WHICH THE PARTICIPANT DIED, OR BY DECEMBER 31 OF THE CALENDAR YEAR IN WHICH THE PARTICIPANT WOULD HAVE ATTAINED AGE 70 1/2, IF LATER.

                           (B) IF THE PARTICIPANT'S  SURVIVING SPOUSE IS NOT THE
                  PARTICIPANT'S SOLE DESIGNATED BENEFICIARY, THEN DISTRIBUTIONS TO THE DESIGNATED BENEFICIARY SHALL BEGIN BY DECEMBER 31 OF THE CALENDAR YEAR IMMEDIATELY FOLLOWING THE CALENDAR YEAR IN WHICH THE PARTICIPANT DIED.

                           (C)  IF  THERE  IS NO  DESIGNATED  BENEFICIARY  AS OF
                  SEPTEMBER 30 OF THE YEAR FOLLOWING THE YEAR OF THE PARTICIPANT'S DEATH, THE PARTICIPANT'S ENTIRE INTEREST SHALL BE DISTRIBUTED BY DECEMBER 31 OF THE CALENDAR YEAR CONTAINING THE FIFTH ANNIVERSARY OF THE PARTICIPANT'S DEATH.

                           (D) IF THE PARTICIPANT'S SURVIVING SPOUSE IS THE PARTICIPANT'S SOLE DESIGNATED BENEFICIARY AND THE SURVIVING SPOUSE DIES AFTER THE PARTICIPANT BUT BEFORE DISTRIBUTIONS TO THE SURVIVING SPOUSE BEGIN, THIS SECTION 7.9(B), OTHER THAN
                  SECTION 7.9(B)(1), SHALL APPLY AS IF THE SURVIVING SPOUSE WERE THE PARTICIPANT.

         FOR  PURPOSES OF THIS  SECTION  7.9(B)(2)  AND SECTION  7.9(D),  UNLESS
         SECTION 7.9(B)(2)(D) APPLIES, DISTRIBUTIONS ARE CONSIDERED TO BEGIN ON THE PARTICIPANT'S REQUIRED BEGINNING DATE. IF SECTION 7.9(B)(2)(D) APPLIES, DISTRIBUTIONS ARE CONSIDERED TO BEGIN ON THE DATE DISTRIBUTIONS ARE REQUIRED TO BEGIN TO THE SURVIVING SPOUSE UNDER
         SECTION 7.9(B)(2)(A). IF DISTRIBUTIONS UNDER AN ANNUITY PURCHASED FROM AN INSURANCE COMPANY IRREVOCABLY COMMENCE TO THE PARTICIPANT BEFORE THE PARTICIPANT'S REQUIRED BEGINNING DATE (OR TO THE PARTICIPANT'S SURVIVING SPOUSE BEFORE THE DATE DISTRIBUTIONS ARE REQUIRED TO BEGIN TO THE SURVIVING SPOUSE UNDER SECTION 7.9(B)(2)(A)), THE DATE DISTRIBUTIONS ARE CONSIDERED TO BEGIN IS THE DATE DISTRIBUTIONS ACTUALLY COMMENCE.

                  (3) FORMS OF DISTRIBUTION. UNLESS THE PARTICIPANT'S INTEREST IS DISTRIBUTED IN THE FORM OF AN ANNUITY PURCHASED FROM AN INSURANCE COMPANY OR IN A SINGLE SUM ON OR BEFORE THE REQUIRED BEGINNING DATE, AS OF THE FIRST DISTRIBUTION CALENDAR YEAR DISTRIBUTIONS SHALL BE MADE IN ACCORDANCE WITH SUBSECTIONS (C) AND (D) OF THIS SECTION 7.9. IF THE PARTICIPANT'S INTEREST IS DISTRIBUTED IN THE FORM OF AN ANNUITY PURCHASED FROM AN INSURANCE COMPANY, DISTRIBUTIONS THEREUNDER SHALL BE MADE IN ACCORDANCE WITH THE REQUIREMENTS OF SECTION 401(A)(9) OF THE CODE AND THE TREASURY REGULATIONS.

         (C)      REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT'S LIFETIME.









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                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                            Page 3 of  Amendment No. 11 of 1989 Plan Restatement


                  (1) AMOUNT OF REQUIRED MINIMUM DISTRIBUTION FOR EACH DISTRIBUTION CALENDAR YEAR. DURING THE PARTICIPANT'S LIFETIME, THE MINIMUM AMOUNT THAT SHALL BE DISTRIBUTED FOR EACH DISTRIBUTION CALENDAR YEAR IS THE LESSER OF:

                           (A) THE QUOTIENT OBTAINED BY DIVIDING THE PARTICIPANT'S ACCOUNT BALANCE BY THE DISTRIBUTION PERIOD IN THE UNIFORM LIFETIME TABLE SET FORTH IN SECTION 1.401(A)(9)-9 OF THE TREASURY REGULATIONS, USING THE PARTICIPANT'S AGE AS OF THE PARTICIPANT'S BIRTHDAY IN THE DISTRIBUTION CALENDAR YEAR; OR

                           (B) IF THE PARTICIPANT'S SOLE DESIGNATED  BENEFICIARY
                  FOR THE DISTRIBUTION CALENDAR YEAR IS THE PARTICIPANT'S SPOUSE, THE QUOTIENT OBTAINED BY DIVIDING THE PARTICIPANT'S ACCOUNT BALANCE BY THE NUMBER IN THE JOINT AND LAST SURVIVOR TABLE SET FORTH IN SECTION 1.401(A)(9)-9 OF THE TREASURY REGULATIONS, USING THE PARTICIPANT'S AND SPOUSE'S ATTAINED AGES AS OF THE PARTICIPANT'S AND SPOUSE'S BIRTHDAYS IN THE DISTRIBUTION CALENDAR YEAR.

                  (2) LIFETIME REQUIRED MINIMUM DISTRIBUTIONS CONTINUE THROUGH YEAR OF PARTICIPANT'S DEATH. REQUIRED MINIMUM DISTRIBUTIONS SHALL BE DETERMINED UNDER THIS SECTION 7.9(C) BEGINNING WITH THE FIRST DISTRIBUTION CALENDAR YEAR AND UP TO AND INCLUDING THE DISTRIBUTION CALENDAR YEAR THAT INCLUDES THE PARTICIPANT'S DATE OF DEATH.

         (D)      REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT'S DEATH.

                  (1)      DEATH ON OR AFTER DATE DISTRIBUTIONS BEGIN.

                           (A) PARTICIPANT  SURVIVED BY DESIGNATED  BENEFICIARY.
                  IF THE PARTICIPANT DIES ON OR AFTER THE DATE DISTRIBUTIONS BEGIN AND THERE IS A DESIGNATED BENEFICIARY, THE MINIMUM AMOUNT THAT SHALL BE DISTRIBUTED FOR EACH DISTRIBUTION CALENDAR YEAR AFTER THE YEAR OF THE PARTICIPANT'S DEATH IS THE QUOTIENT OBTAINED BY DIVIDING THE PARTICIPANT'S ACCOUNT BALANCE BY THE LONGER OF THE REMAINING LIFE EXPECTANCY OF THE PARTICIPANT OR THE REMAINING LIFE EXPECTANCY OF THE PARTICIPANT'S DESIGNATED BENEFICIARY, DETERMINED AS FOLLOWS:

                                    (I)   THE   PARTICIPANT'S   REMAINING   LIFE
                           EXPECTANCY IS CALCULATED USING THE AGE OF THE PARTICIPANT IN THE YEAR OF DEATH, REDUCED BY ONE FOR EACH SUBSEQUENT YEAR.

                                    (II) IF THE  PARTICIPANT'S  SURVIVING SPOUSE
                           IS THE PARTICIPANT'S SOLE DESIGNATED BENEFICIARY, THE REMAINING LIFE EXPECTANCY OF THE SURVIVING SPOUSE IS CALCULATED FOR EACH DISTRIBUTION CALENDAR YEAR AFTER THE YEAR OF THE PARTICIPANT'S DEATH USING THE SURVIVING SPOUSE'S AGE AS OF THE SPOUSE'S BIRTHDAY IN THAT YEAR. FOR DISTRIBUTION CALENDAR YEARS AFTER THE YEAR OF THE SURVIVING SPOUSE'S DEATH, THE REMAINING LIFE EXPECTANCY OF THE SURVIVING SPOUSE IS CALCULATED

                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                            Page 4 of  Amendment No. 11 of 1989 Plan Restatement


                           USING THE AGE OF THE SURVIVING SPOUSE AS OF THE SPOUSE'S BIRTHDAY IN THE CALENDAR YEAR OF THE SPOUSE'S DEATH, REDUCED BY ONE FOR EACH SUBSEQUENT CALENDAR YEAR.

                                    (III) IF THE PARTICIPANT'S  SURVIVING SPOUSE
                           IS NOT THE PARTICIPANT'S SOLE DESIGNATED BENEFICIARY, THE DESIGNATED BENEFICIARY'S REMAINING LIFE EXPECTANCY IS CALCULATED USING THE AGE OF THE BENEFICIARY IN THE YEAR FOLLOWING THE YEAR OF THE PARTICIPANT'S DEATH, REDUCED BY ONE FOR EACH SUBSEQUENT YEAR.

                           (B) NO  DESIGNATED  BENEFICIARY.  IF THE  PARTICIPANT
                  DIES ON OR AFTER THE DATE DISTRIBUTIONS BEGIN AND THERE IS NO DESIGNATED BENEFICIARY AS OF SEPTEMBER 30 OF THE YEAR AFTER THE YEAR OF THE PARTICIPANT'S DEATH, THE MINIMUM AMOUNT THAT SHALL BE DISTRIBUTED FOR EACH DISTRIBUTION CALENDAR YEAR AFTER THE YEAR OF THE PARTICIPANT'S DEATH IS THE QUOTIENT OBTAINED BY DIVIDING THE PARTICIPANT'S ACCOUNT BALANCE BY THE PARTICIPANT'S REMAINING LIFE EXPECTANCY CALCULATED USING THE AGE OF THE PARTICIPANT IN THE YEAR OF DEATH, REDUCED BY ONE FOR EACH SUBSEQUENT YEAR.

                  (2)      DEATH BEFORE DATE DISTRIBUTIONS BEGIN.

                           (A) PARTICIPANT  SURVIVED BY DESIGNATED  BENEFICIARY.
                  IF THE PARTICIPANT DIES BEFORE THE DATE DISTRIBUTIONS BEGIN AND THERE IS A DESIGNATED BENEFICIARY, THE MINIMUM AMOUNT THAT SHALL BE DISTRIBUTED FOR EACH DISTRIBUTION CALENDAR YEAR AFTER THE YEAR OF THE PARTICIPANT'S DEATH IS THE QUOTIENT OBTAINED BY DIVIDING THE PARTICIPANT'S ACCOUNT BALANCE BY THE REMAINING LIFE EXPECTANCY OF THE PARTICIPANT'S DESIGNATED BENEFICIARY, DETERMINED AS PROVIDED IN SECTION 7.9(D)(1).

                           (B) NO  DESIGNATED  BENEFICIARY.  IF THE  PARTICIPANT
                  DIES BEFORE THE DATE DISTRIBUTIONS BEGIN AND THERE IS NO DESIGNATED BENEFICIARY AS OF SEPTEMBER 30 OF THE YEAR FOLLOWING THE YEAR OF THE PARTICIPANT'S DEATH, DISTRIBUTION OF THE PARTICIPANT'S ENTIRE INTEREST SHALL BE COMPLETED BY DECEMBER 31 OF THE CALENDAR YEAR CONTAINING THE 5TH ANNIVERSARY OF THE PARTICIPANT'S DEATH.

                           (C) DEATH OF SURVIVING SPOUSE BEFORE DISTRIBUTIONS TO
                  SURVIVING SPOUSE ARE REQUIRED TO BEGIN. IF THE PARTICIPANT DIES BEFORE THE DATE DISTRIBUTIONS BEGIN, THE PARTICIPANT'S SURVIVING SPOUSE IS THE PARTICIPANT'S SOLE DESIGNATED BENEFICIARY, AND THE SURVIVING SPOUSE DIES BEFORE DISTRIBUTIONS ARE REQUIRED TO BEGIN TO THE SURVIVING SPOUSE UNDER SECTION 7.9(B)(2)(A), THIS SECTION 7.9(D)(2) SHALL APPLY AS IF THE SURVIVING SPOUSE WERE THE PARTICIPANT.

         (E)      DEFINITIONS.

                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                            Page 5 of  Amendment No. 11 of 1989 Plan Restatement


                  (1) DESIGNATED BENEFICIARY. THE INDIVIDUAL WHO IS DESIGNATED AS THE BENEFICIARY UNDER SECTION 9.3 OF THE PLAN AND IS THE DESIGNATED BENEFICIARY UNDER SECTION 401(A)(9) OF THE INTERNAL REVENUE CODE AND
         SECTION 1.401(A)(9)-1, Q&A-4, OF THE TREASURY REGULATIONS.

                  (2) DISTRIBUTION CALENDAR YEAR. A CALENDAR YEAR FOR WHICH A MINIMUM DISTRIBUTION IS REQUIRED. FOR DISTRIBUTIONS BEGINNING BEFORE THE PARTICIPANT'S DEATH, THE FIRST DISTRIBUTION CALENDAR YEAR IS THE CALENDAR YEAR IMMEDIATELY PRECEDING THE CALENDAR YEAR WHICH CONTAINS THE PARTICIPANT'S REQUIRED BEGINNING DATE. FOR DISTRIBUTIONS BEGINNING AFTER THE PARTICIPANT'S DEATH, THE FIRST DISTRIBUTION CALENDAR YEAR IS THE CALENDAR YEAR IN WHICH DISTRIBUTIONS ARE REQUIRED TO BEGIN UNDER
         SECTION 7.9(B)(2). THE REQUIRED MINIMUM DISTRIBUTION FOR THE PARTICIPANT'S FIRST DISTRIBUTION CALENDAR YEAR SHALL BE MADE ON OR BEFORE THE PARTICIPANT'S REQUIRED BEGINNING DATE. THE REQUIRED MINIMUM DISTRIBUTION FOR OTHER DISTRIBUTION CALENDAR YEARS, INCLUDING THE REQUIRED MINIMUM DISTRIBUTION FOR THE DISTRIBUTION CALENDAR YEAR IN WHICH THE PARTICIPANT'S REQUIRED BEGINNING DATE OCCURS, SHALL BE MADE ON OR BEFORE DECEMBER 31 OF THAT DISTRIBUTION CALENDAR YEAR.

                  (3) LIFE EXPECTANCY. LIFE EXPECTANCY AS COMPUTED BY USE OF THE SINGLE LIFE TABLE IN SECTION 1.401(A)(9)-9 OF THE TREASURY REGULATIONS.

                  (4) PARTICIPANT'S  ACCOUNT BALANCE.  THE ACCOUNT BALANCE AS OF
         THE LAST VALUATION DATE IN THE CALENDAR YEAR IMMEDIATELY PRECEDING THE DISTRIBUTION CALENDAR YEAR (VALUATION CALENDAR YEAR) INCREASED BY THE AMOUNT OF ANY CONTRIBUTIONS MADE AND ALLOCATED OR FORFEITURES ALLOCATED TO THE ACCOUNT BALANCE AS OF DATES IN THE VALUATION CALENDAR YEAR AFTER THE VALUATION DATE AND DECREASED BY DISTRIBUTIONS MADE IN THE VALUATION CALENDAR YEAR AFTER THE VALUATION DATE. THE ACCOUNT BALANCE FOR THE VALUATION CALENDAR YEAR INCLUDES ANY AMOUNTS ROLLED OVER OR TRANSFERRED TO THE PLAN EITHER IN THE VALUATION CALENDAR YEAR OR IN THE
         DISTRIBUTION CALENDAR YEAR IF DISTRIBUTED OR TRANSFERRED IN THE VALUATION CALENDAR YEAR.

                  (5) REQUIRED BEGINNING DATE.

                           (A)  EXCEPT  AS  PROVIDED  IN  PARAGRAPH  (B) OF THIS
                  SECTION 7.9(F)(4) WITH RESPECT TO A 5-PERCENT OWNER, AS DEFINED IN PARAGRAPH (C) OF THIS SECTION 7.9(F)(4), THE TERM REQUIRED BEGINNING DATE MEANS APRIL 1 OF THE CALENDAR YEAR FOLLOWING THE LATER OF THE CALENDAR YEAR IN WHICH THE EMPLOYEE ATTAINS AGE 701/2 OR THE CALENDAR YEAR IN WHICH THE EMPLOYEE RETIRES FROM EMPLOYMENT WITH THE EMPLOYER MAINTAINING THE PLAN.

                           (B) IN THE  CASE OF AN  EMPLOYEE  WHO IS A  5-PERCENT
                  OWNER, THE TERM REQUIRED BEGINNING DATE MEANS APRIL 1 OF THE CALENDAR YEAR FOLLOWING THE CALENDAR YEAR IN WHICH THE EMPLOYEE ATTAINS AGE 701/2.









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                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                            Page 6 of  Amendment No. 11 of 1989 Plan Restatement


                           (C) FOR  PURPOSES  OF THIS  SECTION  7.9, A 5-PERCENT
                  OWNER IS, IF THE EMPLOYER IS A CORPORATION, ANY PERSON WHO OWNS (OR IS CONSIDERED AS OWNING WITHIN THE MEANING OF CODE
                  SECTION 318) MORE THAN 5 PERCENT OF THE OUTSTANDING STOCK OF THE CORPORATION OR STOCK POSSESSING MORE THAN 5 PERCENT OF THE TOTAL COMBINED VOTING POWER OF ALL STOCK OF THE CORPORATION AND, IF THE EMPLOYER IS NOT A CORPORATION, ANY PERSON WHO OWNS MORE THAN 5 PERCENT OF THE CAPITAL OR PROFITS INTEREST IN THE EMPLOYER."



         IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorize officer of the Corporation this 19th day of December, 2003, to be effective as of the dates recited herein.


                                COLUMBUS McKINNON CORPORATION


                                By /S/ Robert L. Montgomery
                                   --------------------------------
                                Title: Executive Vice President